RWB/WPG U.S. LARGE STOCK FUND
                              Reinhardt Werba Bowen
                              1190 Saratoga Avenue
                                    Suite 200
                           San Jose, California 95129
                             800-366-7266 - EXT. 124


         RWB/WPG U.S. LARGE STOCK FUND (THE "FUND") is an open-end, diversified mutual fund. The Fund's investment objective is to seek total return through investing in equity securities of U.S. companies with large market capitalizations. The Fund is quantitatively managed using a value-oriented multifactor investment process. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment adviser is Weiss, Peck & Greer, L.L.C. (the "Adviser"), a member firm of the New York Stock Exchange. The Fund is offered exclusively to individuals, institutions and other entities that are investment advisory clients of Reinhardt Werba Bowen Advisory Services.




                                TABLE OF CONTENTS
                                                                      Page
                                                                      ----
Expense Information.................................................   2
Financial Highlights................................................   3
Description of the Fund.............................................   4
Purchase of Shares..................................................   5
How the Fund's Net Asset Value is Determined........................   6
How to Redeem Shares................................................   6
Management of the Fund..............................................   7
Dividends, Distributions, and Taxes.................................   8
Portfolio Brokerage.................................................   9
Organization and Capitalization.....................................  10
Risk Considerations and Other Investment Practices and Policies.....  10
The Fund's Investment Performance...................................  12


         This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Fund. It should be retained for future reference. A Statement of Additional Information ("SAI") about the Fund, dated July 18, 1997, has been filed with the Securities and Exchange Commission ("SEC") and is available, without charge, by writing or calling the Fund at the address or telephone number shown above. The SAI for the Fund is incorporated by reference into this Prospectus.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus Dated July 18, 1997.

                               EXPENSE INFORMATION

         The Table and Example below are included in this Prospectus to assist your understanding of all the fees and expenses to which an investment in the Fund would be subject. Shown below are estimated fees and expenses for the current fiscal year based on actual fees and expenses incurred by the Fund for the fiscal year ended December 31, 1996. Actual fees and expenses for the Fund in the future may be greater or less than those shown below. Similarly, the annual rate of return assumed in the Example is not an indication or guarantee of future performance. A more complete description of all fees and expenses for the Fund is included in this Prospectus under "Management of the Fund" and "How to Purchase Shares."


SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchase                             None
Sales Load Imposed on Reinvested Dividends                 None
Deferred Sales Load Imposed on Redemptions                 None
Redemption Fee (1)                                         None
Exchange Fee                                               None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After fee reduction)(2)                  0.14%
Rule 12b-1 Fees                                           0.00%
Other Expenses (After expense limitation)(2)              0.28%
                                                          -----
Total Operating Expenses                                  0.42%
                                                          =====

------------------

(1) There are no charges imposed upon redemption, although the Fund's transfer agent will charge a fee (currently $9.00) for transfers or redemptions by wire.
(2) The Adviser has voluntarily agreed to limit temporarily the Fund's Total Operating Expenses (excluding litigation, indemnification and other extraordinary expenses) to 0.42% of the Fund's average daily net assets.



EXAMPLE:       An investor in the Fund would pay the following Fund expenses on a hypothetical $1,000 investment assuming a 5% annual return and redemption at the end of each future time period.




                                         1 Year     3 Years     5 Years    10 Years
                                         ------     -------     -------    --------
                                           $4         $14         $24         $53




FINANCIAL HIGHLIGHTS

     The following table represents a condensed financial history for the Fund and uses the Fund's taxable year, which ends December 31. The table expresses the information for the Fund in terms of a single share outstanding throughout each period. The condensed financial information has been derived from the Fund's financial statements, which have been audited by the Fund's independent auditors, KPMG Peat Marwick LLP, independent certified public accountants, whose unqualified report thereon is incorporated by reference into the Fund's SAI. The Fund's Annual Report includes more information about the Fund's performance and is available free of charge by writing to the Fund at the address shown on the cover of this Prospectus.


                                                          Year         Year        Year        Period
                                                          Ended        Ended       Ended        Ended
                                                        12/31/96     12/31/95     12/31/94     12/31/93*
                                                        --------     --------     --------     ---------

Per Share Data:
     Net Asset Value at Beginning of Period.........      $6.39       $ 5.05       $ 5.16      $ 5.00
                                                          -----       ------      -------      -------

         Net Investment Income......................      $0.13        $0.13       $ 0.14      $ 0.06
         Net Realized and Unrealized Gain on
              Investments...........................       1.12         1.58        (0.14)       0.20
                                                        -------         ----      -------     -------
     Total Income/(Loss) from Operations............       1.25         1.71         0.00        0.26
                                                        -------         ----     --------     -------
         Dividends from Net Investment Income.......      (0.12)       (0.13)       (0.11)      (0.06)
         Distributions from Capital Gains...........      (0.87)       (0.24)        0.00       (0.04)
                                                        --------       ------     -------     -------
     Total Distributions............................     (0.99)        (0.37)       (0.11)      (0.10)
                                                        --------       ------     -------     -------
     Net Asset Value End of Period .................     $ 6.65         6.39       $ 5.05      $ 5.16
                                                        =======         ====      =======     =======

     Total Return...................................      19.33%       33.81%        0.06%       5.09%
     Net Assets at End of Period (000's)............    $200,226     174,161    $ 106,850    $ 66,845
     Average commission per share...................      $0.033        N/A          N/A           N/A

Ratios:
     Ratio of Expenses to Average Net Assets               0.59% +     0.69% +      0.75% +      0.77% + (A)
     Ratio of Net Investment Income to Average
        Net Assets.................................        1.86% +     2.26% +      2.65% +      2.54% + (A)
     Portfolio Turnover Rate.......................        59.6%       27.1%        36.2%        27.1%   (A)

------------------

 *   From inception of Fund 6/8/93.
(A)  Annualized
 + The Adviser agreed not to impose its full fee since inception. Had the Adviser not so agreed, the ratio of expenses and net investment income to average net assets would have been as follows:

     Ratio of Expenses to Average Net Asset                 0.62%       0.74%       0.79%        0.98%
     Ratio of Investment Income to Average Net Assets       1.83%       2.21%       2.61%        2.33%


                             DESCRIPTION OF THE FUND

     INVESTMENT OBJECTIVE. The RWB/WPG U.S. Large Stock Fund (the "Fund") seeks total return through investing in equity securities of U.S. companies with large market capitalizations. The Fund is quantitatively managed using a value-oriented multifactor investment process.

     INVESTMENT PROGRAM. The Fund seeks to achieve its objective through a quantitative investment process that identifies value-oriented stocks of U.S. companies with large market capitalizations using a multifactor model. Under normal market conditions, the Fund maintains a low portfolio turnover to manage the costs associated with trading. Because it includes many factors which have been shown to impact the performance of equity securities, the Adviser believes that the multifactor model identifies value-oriented stocks better than any single factor model. The factors currently considered by the model include, among others, a stock's book-to-price ratio, return on equity, price-to-forecast earnings ratio, and earnings estimate dispersion.

     Using the multifactor model, the Adviser constructs a portfolio for the Fund with industry weightings that are approximately the same as the industry weightings of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). Although the Fund's portfolio will not contain all the stocks included in the S&P 500 Index, the similar industry weighting of the Fund and the S&P 500 Index is designed so that the Fund's returns are highly correlated with the return of the S&P 500. The Fund's portfolio is monitored and rebalanced according to quantitative criteria derived from the multifactor model's ranking within its industry group of each stock under consideration. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of U.S. companies with public stock market capitalizations of $4 billion or more at the time of investment.

     The S&P 500 Index is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's. The S&P 500 Index is typically composed of issues in the following sectors: industrial, financial, public utilities and transportation. Most of the stocks that comprise the Index are traded on the New York Stock Exchange, although some are traded on the American Stock Exchange and in the over-the-counter market.


     While the Fund will generally be substantially fully invested in equity securities, it may invest up to 10% of its assets in either (a) fixed income obligations maturing in one year or less that are rated at least AA by Standard & Poor's or Aa by Moody's Investors Service, Inc. or their equivalents, or unrated obligations determined by the Adviser to be of comparable credit quality or (b) securities of other investment companies, i.e., Standard & Poor's Depositary Receipts (commonly referred to as "Spiders") which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the S&P 500 Index. The Fund may purchase and sell futures contracts based on the S&P 500 Index. These futures will be utilized for the sole purpose of keeping the Fund fully invested and not for leverage purposes. The Fund may also invest in American Depositary Receipts (ADRs) that represent securities in the S&P 500 Index, enter into repurchase agreements and purchase securities on a when-issued basis. The realization of current income is not a significant part of the Fund's investment strategy, and any income generated will be incidental to the Fund's investment objective. Because of the uncertainty inherent in all investments, no assurance can be given that the Fund will achieve its investment objective.

     For further information concerning the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies" in this Prospectus. "Standard & Poor's 500" and "S&P 500" are trademarks of Standard & Poor's Ratings Group ("Standard & Poor's").



                               PURCHASE OF SHARES

     Shares of the Fund may be purchased only by investment advisory clients of Reinhardt Werba Bowen Advisory Services ("RWB"), a registered investment adviser organized in 1975 and located in San Jose, California.


     Because shares of the Fund are available only to clients of RWB, the signing of either an unmanaged or managed account agreement must precede an initial investment in the Fund. More information regarding the services provided by

RWB are available by calling 1-800-366-7266 - EXT.124.

     It is anticipated that a limited number of institutions including banks and brokerage firms, will be used by RWB clients to hold shares of the Fund as well as shares of other mutual funds and other securities representing investments of such RWB clients. RWB clients will be the beneficial owners of such shares and other securities. In consideration of these services, the financial institutions charge fees to the RWB client accounts serviced.

     SHARE PRICE. Purchase orders for shares of the Fund will be priced at the net asset value per share of the Fund next determined after receipt of the purchase order by a financial institution, provided that the order has been received by the Fund prior to its close of business. The financial institutions utilized by RWB clients are responsible for timely transmittal of purchase orders to the Fund. See "How the Fund's Net Asset Value is Determined."

     CONDITIONS OF PURCHASE. The Fund reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. Purchase orders are not binding on the Fund or considered received until such purchase orders are received in good order. All purchases must be made in U.S. dollars and, to avoid fees and delays, all checks must be drawn only on U.S. banks. No cash will be accepted. As a condition of this offering, if a purchase is canceled due to nonpayment or because the purchase check does not clear (and, therefore, the shares so purchased must be redeemed), the investor will be responsible for any loss incurred by the Fund. Share certificates will not be issued.

     The Fund currently does not have any minimum investment or account requirements, although it may establish minimum account balance requirements in the future.

     CONFIRMATIONS, SHAREHOLDERS STATEMENTS AND REPORTS. Each time you buy or sell shares you will receive a confirmation statement with respect to such transaction. In addition, shareholders will receive account statements reflecting any reinvestment of a dividend or distribution in the Fund as well as the shareholder's current share balance with the Fund. Shareholders will also receive shareholder reports no less frequently than semi-annually, as well as year-end tax information.


     SHAREHOLDER  SERVICES.  RWB provides  account  servicing  functions for the
Fund. These services include but are not limited to: establishing and maintaining a toll-free telephone number for investors to use in obtaining current account information; providing to investors quarterly reports with respect to the Fund's performance; and providing to investors upon request information concerning the operation of the Fund and their investment in the Fund. In consideration of these services, the Fund currently pays to RWB a fee equal, on an annual basis, to 0.10% of the Fund's average daily net assets. The rate at which this fee is paid was reduced on July 18, 1997. For the fiscal year ended December 31, 1996, the Fund paid RWB a fee at the annual rate of 0.14% of the Fund's average daily net assets. Questions concerning the Fund or the Shareholder Services described above, should be directed to RWB at 800-366-7266
- EXT. 124. Written inquiries can be sent to the RWB address shown on the front cover of this Prospectus. The Fund and RWB may amend the shareholder services arrangement described above or change the terms or conditions relating to such services upon 60 days' notice to shareholders.


                            HOW THE FUND'S NET ASSET
                               VALUE IS DETERMINED

     The net asset value per share of the Fund is normally calculated as of the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4:00 p.m. Eastern Time, every day that the Exchange is open for regular trading. The net asset value per share, calculated as described below, is effective for all orders received by the Fund or its agents in good order prior to the close of regular trading on the Exchange for that day. Purchase and redemption orders received after the close of regular trading on the Exchange or on a day when the Exchange is not open for business will be priced at the net asset value per share next computed.

     The net asset value of the Fund's shares is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable), and dividing the result by the total number of outstanding shares of the Fund.

     For the purpose of calculating the Fund's net asset value per share, portfolio securities are valued primarily based on market quotations, or, if market quotations are not available, by a valuation committee as appointed by the Board of Trustees. In accordance with procedures and agreements approved by the Board of Trustees, the Fund may use pricing services to value the securities of the Fund.


                              HOW TO REDEEM SHARES

     The Fund will redeem shares at the net asset value of such shares next determined after receipt of a redemption request in good order by the Fund or its agents. As with purchases of Fund shares, redemptions will be effected by the Fund or its agent based on instructions from RWB.

     In order to effect a redemption of shares by mail, a financial institution should send a request in "proper form" (as explained below) to the Fund,
Attention: RWB/WPG U.S. Large Stock Fund, One New York Plaza, 31st Floor, New York, New York 10004. If telephone redemption privileges have been established with the Fund, shares may be redeemed by telephone by calling WPG toll free at 1-800-223-3332 between 9:00 A.M. and 4:00 P.M. (Eastern Time) on any day that the Exchange is open for trading. Telephone redemption privileges are not available to shareholders automatically; you must first elect the privilege. To confirm that telephone redemption requests are genuine, the Fund will employ reasonable procedures such as providing written confirmation of telephone redemption transactions and tape recording of telephone redemption requests. If the Fund does not employ such reasonable procedures, it may be liable for any loss incurred by a shareholder due to a fraudulent or other unauthorized telephone redemption request. Otherwise, neither the Fund nor its agents will be liable for any loss incurred by a shareholder as a result of following instructions communicated by telephone that they reasonably believe to be genuine. During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times, placing orders by mail is advisable.

         PROPER FORM FOR WRITTEN REDEMPTION REQUESTS. Written redemption requests must be in proper form. Requests must include: (1) a "letter of instruction," specifying the name of the Fund, the number of shares or dollar amount to be sold, the name(s) in which the account is registered, and the account number (the letter of instruction must be signed by the record shareholder for the account using the exact name in which the account is registered or must be accompanied by executed power(s) of attorney); (2) a signature guarantee when the redemption proceeds are to be sent to an address other than the address of record or to an institution other than the record shareholder(s) for the account; and (3) other supporting legal documents, as may be necessary, for redemption requests by corporations, estates, trusts, guardianships, custodianships, partnerships, and pension and profit sharing plans. Signature guarantees, when required, may be obtained from any one of the following institutions, provided that such institution meets credit standards established by the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000;
(iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

     A REQUEST FOR REDEMPTION WILL NOT BE PROCESSED UNLESS IT IS IN PROPER FORM, AS DESCRIBED ABOVE.

     RECEIVING REDEMPTION PAYMENT. Except under certain emergency conditions, redemption payments will be sent to the record shareholder of the account (net of any required withholding taxes) within three business days after receipt of the written redemption request in proper form by the Fund's Transfer Agent. Redemption proceeds may be wired upon request. Currently, the Fund's Transfer Agent charges a fee for wire transfers. In the case of redemption requests occurring within 15 days of the date shares are purchased by means of check (other than a certified or bank check), the redemption payment will be held until the purchase check has cleared (up to 15 days). Nevertheless, the shares redeemed will be priced for redemption upon receipt of the redemption request.

                             MANAGEMENT OF THE FUND


     INVESTMENT ADVISER AND ADMINISTRATOR. Weiss, Peck & Greer, L.L.C. ("WPG" or the "Adviser"), One New York Plaza, New York, New York 10004 serves as the investment adviser and administrator to the Fund.

     Subject to the general supervision of the Board of Trustees, the Adviser is responsible for the selection and management of all portfolio investments of the Fund in accordance with the Fund's investment objective, policies and restrictions.

     Daniel J. Cardell is primarily responsible for the day-to-day management of the Fund. Mr. Cardell has been a principal of WPG since May 1996. Prior to joining WPG, Mr. Cardell was Senior Vice President and Director of Equities for the Bank of America.

     The Adviser's core large cap division is comprised of eight investment professionals. Their responsibilities include turning raw data into a format necessary to calculate a covariance matrix, extensive computer programming and trading securities to implement the Fund's investment strategy.

     Under the Fund's Investment Advisory Agreement, the Fund pays to the Adviser an advisory fee equal on an annual basis to a percentage of the Fund's average daily net assets as follows:

                                             Annual
Net Assets                                    Rate
----------                                   -----
Up to $500 million                            0.26%
from $500 million to $1 billion               0.24%
from $1 billion to $2 billion                 0.22%
over $2 billion                               0.20%

     Prior to April 1, 1996, the Fund paid the Adviser an advisory fee at a different rate. See "Management" in the SAI. For the fiscal year ended December 31, 1996, the Fund paid the Adviser an advisory fee at the annual rate of 0.27% of the Fund's average daily net assets.

     Pursuant to an Administration Agreement, WPG also acts as the administrator of the Fund. As administrator, WPG provides personnel for supervisory, administrative, accounting and clerical functions; oversees the performance of administrative and professional services to the Fund by others; provides office facilities, furnishings and office equipment; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. For its services under the Administration Agreement, WPG does not receive any compensation. The Trustees of the Fund may, however, determine in the future to compensate WPG for its administrative services.


     Effective July 18, 1997, WPG has voluntarily agreed to limit the Fund's total operating expenses (excluding taxes, brokerage commissions, interest, and extraordinary fees and expenses) to 0.42% of the Fund's average daily net assets. WPG has no current intention of modifying or discontinuing the expense limitation but may do so in the future at its discretion.


     TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. First Data Investor Services Group, Inc. serves as Transfer Agent and Dividend Disbursing Agent for the Fund.

     EXPENSES. The Fund bears all expenses of its operation, subject to the expense limitation agreement described above. In particular, the Fund pays: investment advisory fees; shareholder servicing fees and expenses; custodian and transfer agent expenses; legal, accounting and auditing fees and expenses;
expenses of computing its net asset value per share; federal and state registration fees and expenses with respect to its shares; proxy and shareholder meeting expenses; expenses of issuing and redeeming its shares; independent trustees' fees and expenses; expenses of fidelity bond, liability and other insurance coverage; brokerage commissions; taxes; trade association fees; and certain non-recurring and extraordinary expenses. The expenses of organizing and initially registering and qualifying the Fund's shares under federal and state securities laws are being charged to the Fund's operations, as an expense, over a period not to exceed 60 months from the Fund's inception date and are subject to the expense limitation set forth under "Expense Information."

     The Fund's annualized ratio of operating expenses to average net assets for the fiscal year ended December 31, 1996 is set forth under the "Financial Highlights" section.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

     The Fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), and intends to qualify as such for each taxable year. Provided that the Fund continues to qualify as a RIC, it will not be subject to federal income or excise tax on its income and gains distributed to its shareholders in accordance with the Code's timing and other requirements.

     Income dividends, if any, will be paid at least annually by the Fund. Similarly, net capital gains, if any, realized during the taxable year will be distributed no less frequently than annually. Income dividends are derived from the Fund's net investment income, including dividends and interest, and net short-term capital gains received by the Fund, and are taxable to you as ordinary income for regular federal income tax purposes. Corporate shareholders may be entitled to take the corporate dividends-received deduction for income dividends received that are attributable to dividends received by the Fund from domestic corporations, subject to certain restrictions under the Code. Distributions designated by the Fund as from its net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have held your shares. Distributions declared in October, November or December as of a record date in such a month and paid in the following January are treated under the Code as if they were received on December 31 of the year declared. The Fund will mail tax information to record shareholders by the end of January indicating the federal tax status of income dividends and capital gains distributions for the Fund. Such tax status is not affected by the investor's choice to receive such distributions in additional shares or in cash. Distributions of the Fund may also be subject to state and local as well as foreign taxes.

     TAX WITHHOLDING AND CERTIFICATION INSTRUCTIONS. The financial institutions that are record holders of the Fund's shares are required by federal law to withhold as "backup withholding" 31% of reportable payments (which may include income dividends, capital gain distributions and share redemption proceeds) paid to individuals and other non-exempt shareholders who have not provided the Fund with their correct social security or other taxpayer identification number (TIN) and certain certifications required by the IRS. In order to avoid such withholding and possible penalties, investors must certify under penalties of perjury on their account application to the applicable financial institution, or on a separate W-9 Form, that the TIN provided is their correct TIN (or that a TIN has been applied for, and the investor may be subject to withholding in the interim) and that the investor is not currently subject to backup withholding or is exempt from backup withholding. The applicable financial institution may also be required to impose backup withholding if it is notified by the IRS or a broker that the TIN provided is incorrect or that the investor is otherwise subject to withholding. Any tax withheld may be credited against taxes owed on the investor's federal income tax return.

     An individual's TIN is generally his social security number. Special rules apply in determining the TIN that an entity, including an exempt recipient, must provide. Exempt recipients include corporations, tax exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others. Investors who are unsure of the correct TIN to provide or of whether they are exempt recipients should consult a tax adviser. For further information, see Section 3406 of the Code and consult a tax adviser.

     Persons who are not U.S. persons under the Code should provide the applicable financial institution with an IRS Form W-8 to avoid backup withholding on capital gain distributions and redemption proceeds. Such investors should consider the U.S. and foreign tax consequences of an investment in the Fund, including the possible applicability of a U.S. withholding tax at rates up to 30% on ordinary income dividends paid to non-U.S. persons.


REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. Unless a record holder elects otherwise, as permitted in the account application, income dividends and capital gain distributions will be reinvested in additional shares of the Fund and will be credited to each record holder's account with the Fund at the net asset value per share next determined as of the ex-dividend date. Both income dividends and capital gains distributions are paid by the Fund on a per share basis. As a result, at the time of such payment, the net asset value per share of the Fund will be reduced by the amount of such payment. Income dividends and capital gains distributions are taxable to investors as described above, regardless of whether they are taken in cash or reinvested in shares of the Fund, unless the accounts of such investors are used to fund tax-qualified retirement plans, IRAs, SEP-IRAs and other tax-deferred plans or accounts. Participants in such plans or accounts may be subject to tax on all or a portion of their distributions from such plans or accounts under complex Code provisions concerning which a tax adviser should be consulted. Written requests to change the manner in which income dividends and capital gain distributions are received must be received by the Fund's Transfer Agent at least ten days before the next scheduled distribution. Clients of RWB should consult RWB concerning the dividend and distribution options for their particular account.


                               PORTFOLIO BROKERAGE

     In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders under the circumstances. Commission rates are a component of price and are considered together with other factors including the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Subject to the foregoing policy and pursuant to procedures established by the Board of Trustees to regulate commissions paid to WPG, the Fund intends to utilize WPG as its primary broker in connection with the purchase and sale of exchange-traded portfolio securities. As the Fund's primary broker, WPG will receive brokerage commissions from the Fund, limited to the "usual and customary broker's commission" specified by the 1940 Act. The Fund intends to continue to use WPG as its primary broker on exchange-traded securities, provided WPG is able to provide execution at least as favorable as that provided by other qualified brokers.

     The Board of Trustees for the Fund has developed procedures to limit the commissions received by WPG to the standard specified by the 1940 Act and the rules thereunder. On a quarterly basis, the Fund's Board of Trustees reviews commissions paid to WPG to assure its compliance with such procedures.

     The Fund may also execute its portfolio transactions through qualified brokers other than WPG. In selecting such other brokers, the Adviser will consider the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by such brokers. Accordingly, the commissions paid to any such broker may be greater than the amount another firm might charge, provided WPG determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker. Such information may be used by WPG (and its affiliates) in managing all of its accounts and not all of such information may be used by the Adviser in managing the Fund. In selecting other brokers for the Fund, WPG may also consider the sale of Fund shares effected through such other brokers as a factor in their selection, provided the Fund obtains the best price and execution of orders under the circumstances.

     Money market securities and other fixed income securities in which the Fund may invest are traded primarily in the OTC market. For transactions effected in the OTC market, the Fund intends to deal with the primary market-makers in the securities involved, unless a more favorable result is obtainable elsewhere.


                         ORGANIZATION AND CAPITALIZATION

     The Fund was organized as a business trust under the laws of the State of Delaware on February 16, 1993. On May 1, 1996, the Fund changed its name from "U.S. Large Stock Fund" to "RWB/WPG U.S. Large Stock Fund."

     The Fund currently issues one class of shares all of which have equal rights with regard to voting, redemptions, dividends and distributions. Shares in the Fund, when issued, are fully paid and nonassessable. The shares in the Fund have no preemptive or conversion rights. In the event of liquidation of the Fund, shareholders in the Fund are entitled to a pro rata share of the Fund's net assets available for distribution to shareholders. Although the Fund has no current intention to do so, the Fund may issue additional classes of shares on such terms and subject to such rights and preferences as the Trustees may establish. As of March 31, 1997, RWB held 99% of the outstanding shares of the Fund in accounts of clients with respect to which RWB exercises investment discretion. RWB disclaims beneficial ownership of such shares.

     The Fund's activities are supervised by the Board of Trustees. The Board has overall responsibility for the management of the business of the Fund. Shareholders in the Fund have one vote for each share held on matters as to which they are entitled to vote. The Fund is not required to hold, and has no current intention of holding, annual shareholder meetings. Nevertheless, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement. The Fund will assist shareholders in communicating with other shareholders in connection with obtaining the necessary signatures to cause the Fund to call a meeting of shareholders to consider the removal of a Trustee in accordance with
Section 16(c) of the 1940 Act. See "Organization" in the Fund's SAI.


                          RISK CONSIDERATIONS AND OTHER
                        INVESTMENT PRACTICES AND POLICIES

     FUTURES CONTRACTS. Subject to its investment objectives and policies, the Fund may purchase and sell futures contracts based on the S&P 500 Index. The Fund may engage in futures transactions for hedging and non-hedging purposes.

     The use of futures contracts entails certain risks, including, but not limited to the following: no assurance that futures transactions can be offset at favorable prices; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the initial face amount of the futures contracts themselves. The use of futures contracts requires special skills in addition to those needed to select portfolio securities. If the expectations of the Adviser regarding movements in securities prices are incorrect, the Fund may have experienced better investment results without the use of futures contracts. A further discussion of futures contracts and their associated risks is contained in the Fund's SAI.

     ADRs. The Fund may purchase ADRs to the extent such ADRs are included in the S&P 500. ADRs are U.S. dollar denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. The Fund will only invest in ADRs that are issued in a program sponsored by the issuer of the underlying securities.

     FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When such transactions are negotiated, the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 90 days after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to settlement date. When the Fund purchases securities on a forward commitment or when-issued basis, the Fund's custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitment. The Fund will not enter into such transactions for leverage purposes. The Fund may close-out a position in securities purchased on a when-issued, delayed delivery or forward commitment basis prior to the settlement date.

     EURODOLLAR AND YANKEE DOLLAR INVESTMENTS. The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

     REPURCHASE AGREEMENTS. The Fund may utilize repurchase agreements through which it may purchase a security (the "underlying security") from a domestic securities dealer or bank that is a member of the Federal Reserve System. Under the agreement, the seller of the repurchase agreement (i.e., the securities dealer or bank) agrees to repurchase the underlying security at a mutually agreed upon time and price. In repurchase transactions, the underlying security, which must be a high-quality debt security, is held by the Fund's custodian through the federal book-entry system as collateral and marked-to-market on a daily basis to ensure full collateralization of the repurchase agreement. Should the other party to the repurchase agreement default on its obligation or become insolvent and subject to bankruptcy or similar laws, the Fund may be delayed in, or prevented from, liquidating the collateral.

     DIVERSIFICATION. The Fund is registered as a diversified fund under the 1940 Act. As such, the Fund has a fundamental policy that limits its investments so that, with respect to 75% of its assets, the Fund will not purchase any security, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities or repurchase agreements collateralized by U.S. Government securities.

     PORTFOLIO TURNOVER. Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by the Fund and the Fund's annual portfolio turnover rate may vary significantly from year to year. The actual portfolio turnover rates for the Fund are noted in the "Financial Highlights" section of this Prospectus.

     CERTAIN OTHER POLICIES TO REDUCE RISKS. The Fund has adopted certain fundamental investment policies in managing its portfolio that are designed to reduce risk. The Fund will not (i) issue senior securities (except as permitted by the 1940 Act and except that it may issue shares of its beneficial interest in multiple classes or series) or borrow money except for certain temporary or emergency purposes and then not in excess of 33% of its assets; (ii) make loans except through the purchase of certain fixed-income securities; (iii) engage in underwriting securities of others except to the extent the Fund may be deemed to be an underwriter in purchasing and selling portfolio securities; (iv) purchase or sell real estate; (v) invest in commodities or commodities contracts other than financial futures contracts and when-issued securities; or (vi) exceed the issuer diversification limits set forth under "Diversification" above.

     OTHER INVESTMENT COMPANIES. Notwithstanding the above policies, the Fund may, subject to authorization by its Board of Trustees, invest all of its assets in the securities of a single open-end investment company (a "pooled fund"). If authorized by its Board, the Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Board currently does not intend to authorize investing in a pooled fund.

     The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG. For example, the Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

     FURTHER INFORMATION. The Fund's investment program is subject to further restrictions as described in the SAI. The Fund's investment objective and investment program, unless otherwise specified, are not fundamental and may be changed without shareholder approval by the Board of Trustees of the Fund upon 30 days' written notice to shareholders. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs.

THE FUND'S INVESTMENT PERFORMANCE

     The Fund may illustrate in advertisements and sales literature its average annual total return, which is the rate of growth of the Fund that would be necessary to achieve the ending value of an investment kept in the Fund for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value, and (2) all recurring fees are included for applicable periods.

     The Fund may also illustrate in advertisements its cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for the Fund will assume the reinvestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.

     For additional information on the RWB Funds or for daily prices, please call 1-800-366-7266 - EXT. 124.